UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549




                                    FORM 8-K
                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) May 24,2002




                              AMSCAN HOLDINGS, INC.
             (Exact Name of Registrant as specified in its charter)


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

              Delaware                        000-21827                       13-3911462
   (State or other jurisdiction of     (Commission File Number)       (IRS Employer Identification
           incorporation)                                                       No.
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          80 Grasslands Road, Elmsford, New York            10523
         (Address of Principal Executive Offices)         (Zip Code)






Registrant's telephone number, including area code: (914) 345-2020


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Item 5. Other Events and Regulation FD Disclosure

     On May 24, 2002, Amscan Holdings, Inc. (the "Company") issued a press release announcing that it has begun reviewing options available to it to effect a recapitalization of the Company. The Company's press release dated May 24, 2002 is incorporated herein by reference and filed as an exhibit hereto.

Item 7. Financial Statements and Exhibits

     (a) Not applicable

     (b) Not applicable

     (c) Exhibits

    Exhibit No.                                  Description
         19          Press Release dated May 24, 2002 of Amscan Holdings, Inc.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     AMSCAN HOLDINGS, INC.


                                     By:       /s/ Michael A. Correale
                                          ------------------------------------
                                              Michael A. Correale
                                              Chief Financial Officer


May 28, 2002


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                                  EXHIBIT INDEX

     Exhibit No.                                  Description
          19          Press Release dated May 24, 2002 of Amscan Holdings, Inc.